                        EXHIBIT A: Joint Filing Agreement
                        ---------------------------------

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of United Defense Industries, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.



           [Remainder of this page has been left intentionally blank.]

                              Signature Page 1 of 5

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 11th day of February, 2002.


                     TCG HOLDINGS, L.L.C.

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     TC GROUP, L.L.C.

                     By:     TCG Holdings, L.L.C., its Managing Member

                             By: /s/ Daniel A. D'Aniello
                                 ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     CARLYLE PARTNERS II, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director

                              Signature Page 2 of 5


                    CARLYLE SBC PARTNERS II, L.P.

                    By:      TC Group, L.L.C., its General Partner

                             By:  TCG Holdings, L.L.C., its Managing Member

                    By:      /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name: Daniel A. D'Aniello
                     Title: Managing Director


                      CARLYLE INVESTMENT GROUP, L.P.

                      By:    TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                      By:    /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     CARLYLE INTERNATIONAL PARTNERS II, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director

                              Signature Page 3 of 5


                     CARLYLE INTERNATIONAL PARTNERS III, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     ARLYLE-UDLP PARTNERS, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                      CARLYLE-UDLP INTERNATIONAL PARTNERS, L.P.

                      By:    TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                      By:    /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director

                              Signature Page 4 of 5


                     C/S INTERNATIONAL PARTNERS

                     By:     TC Group, L.L.C., its Managing General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     CARLYLE-UDLP PARTNERS II, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By:  TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     CARLYLE-UDLP INTERNATIONAL PARTNERS II, L.P.

                     By:     TC Group, L.L.C., its General Partner

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director

                              Signature Page 5 of 5


                     DBD INVESTORS IV, L.L.C.

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Member


                     CARLYLE INVESTMENT MANAGEMENT, L.L.C.

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     TC GROUP II, L.L.C.

                     By:     TC Group, L.L.C., its Managing Member

                             By: TCG Holdings, L.L.C., its Managing Member

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     IRON HORSE INVESTORS, L.L.C.

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                     Name:   Daniel A. D'Aniello
                     Title:  Managing Director


                     STATE BOARD OF ADMINISTRATION OF FLORIDA

                     By:     /s/ Daniel A. D'Aniello
                             ---------------------------
                             Carlyle Investment Management, L.L.C.
                             Attorney-in-Fact